UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811-21670
Eaton Vance Enhanced Equity Income Fund II
(Exact Name of registrant as Specified in Charter)
Two International Place, Boston, Massachusetts 02110
(Address of Principal Executive Offices)
Maureen A. Gemma
Two International Place, Boston, Massachusetts 02110
(Name and Address of Agent for Services)
(617) 482-8260
(registrant’s Telephone Number)
December 31
Date of Fiscal Year End
June 30, 2009
Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance
Investment Managers

Semiannual Report June 30, 2009

EATON VANCE ENHANCED EQUITY INCOME FUND II

IMPORTANT NOTICES REGARDING DISTRIBUTIONS,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Managed Distribution Plan. On March 10, 2009, the Fund received authorization from the Securities and Exchange Commission to distribute long-term capital gains to shareholders more frequently than once per year. In this connection, the Board of Trustees formally approved the implementation of a Managed Distribution Plan (MDP) to make monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share.

The Fund intends to pay monthly cash distributions equal to $0.144 per share. You should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the MDP. The MDP will be subject to regular periodic review by the Fund’s Board of Trustees.

With each distribution, the Fund will issue a notice to shareholders and an accompanying press release which will provide detailed information required by the Fund’s exemptive order. The Fund’s Board of Trustees may amend or terminate the MDP at any time without prior notice to Fund shareholders. However, at this time there are no reasonably foreseeable circumstances that might cause the termination of the MDP.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www. sec.gov.

Please refer to the inside back cover of this report for an important notice about the privacy policies adopted by the Eaton Vance organization.

Eaton Vance Enhanced Equity Income Fund II as of June 30, 2009
I N V E S T M E N T   U P D A T E

Economic and Market Conditions

•	In some ways, the six-month period ending June 30, 2009, was a healing period for equity markets. After a dismal January and February, stocks rallied sharply as investors became more comfortable with riskier assets, encouraged by the economic “green shoots” and the improvements in many parts of the credit markets — the epicenter of the financial crisis. Many large banks and financial institutions were able to access the capital markets and did so to raise cash and strengthen their balance sheets. In addition, the federal government demonstrated a clear commitment to repair the domestic economy and financial system with a tsunami of government-sponsored programs.
Walter A. Row, CFA Eaton Vance Management Co-Portfolio Manager Ronald M. Egalka Rampart Investment Management Co-Portfolio Manager

• After six consecutive quarters of negative returns, stocks generated strong returns in the second quarter of 2009 and extended the rally that began in early March. For the six months overall, the NASDAQ Composite gained 16.36%—reflecting investors’ renewed interest in technology stocks—and the S&P 500 Index increased 3.19%. Elsewhere on the capitalization spectrum, the Russell 2000 Index rose 2.64%, but the Dow Jones Industrial Average declined 2.01%.[1]

•	Meanwhile, growth outperformed value across the market-cap spectrum. This dichotomy came as investors migrated from the traditional value sectors of financials and industrials to the information technology and health care sectors that are more heavily weighted in the growth benchmarks.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or market price (as applicable) with all distributions reinvested. The Fund’s performance at market price will differ from its results at NAV. Although market price performance generally reflects investment results over time, during shorter periods, returns at market price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. The Fund has no current intention to utilize leverage, but may do so in the future through borrowings and other permitted methods. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
Management Discussion

•	The Fund is a closed-end fund and trades on the New York Stock Exchange (NYSE) under the symbol “EOS.” At net asset value

Michael A. Allison, CFA Eaton Vance Management Co-Portfolio Manager David R. Fraley Rampart Investment Management Co-Portfolio Manager
(NAV), the Fund underperformed the Russell 1000 Growth Index, the CBOE NASDAQ-100 BuyWrite Index, the CBOE S&P 500 BuyWrite Index and its Lipper peer group average for the six months ending June 30, 2009. The Fund’s market price traded at a 3.98% premium to NAV as of June 30, 2009.

•  The Fund’s primary investment objective is to provide current income, with a secondary objective of capital appreciation. The Fund pursues its investment objectives by investing primarily in a portfolio of mid- and large-capitalization common stocks, seeking to invest primarily in companies with above-average growth and financial strength. Under normal market conditions, the Fund seeks to generate current earnings from option premiums by writing (selling) covered call options with respect to a

Total Return Performance 12/31/08 – 6/30/092

NYSE Symbol		EOS

At Net Asset Value (NAV)		6.13%
At Market Price		24.94%

Russell 1000 Growth Index[1]		11.53%
CBOE S&P 500 BuyWrite Index[1]		7.71%
CBOE NASDAQ-100 BuyWrite Index[1]		22.79%
Lipper Options Arbitrage/Options Strategies Funds Average[1]		6.69%

Premium/(Discount) to NAV (6/30/09)		3.98%
Total Distributions per share		$0.864
Distribution Rate[3]	At NAV	14.62%
	At Market Price	14.06%
See page 3 for more performance information.

[1]	It is not possible to invest directly in an Index or a Lipper Classification. The Indices’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

[2]	Six-month returns are cumulative.

[3]	The Distribution Rate is based on the Fund’s most recent monthly distribution per share (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s monthly distributions may be comprised of ordinary income, net realized capital gains and return of capital.

Eaton Vance Enhanced Equity Income Fund II   as of June 30, 2009
I N V E S T M E N T   U P D A T E

substantial portion of its portfolio securities. During the six months ending June 30, 2009, the Fund continued to provide shareholders with attractive monthly distributions.

•	Among the Fund’s common stock holdings, its largest sector weightings as of June 30, 2009, were information technology, health care, consumer staples and industrials. Fund performance was negatively affected by the recovery in the consumer discretionary sector, as Fund holdings in the sector underperformed their counterparts in the S&P 500 Index. The Fund was more-defensively positioned within this economically sensitive—or “cyclical”—area of the market at a time when investors became less risk averse. On the upside, the Fund saw positive relative contributions through its stock selection in the industrials and utilities sectors.

•	As of June 30, 2009, the Fund had written call options on approximately 45% of its equity holdings. The Fund seeks current earnings in part from option premiums, which can vary with investors’ expectations of the future volatility (“implied volatility”) of the underlying assets. The first three months of 2009 witnessed very high levels of implied volatility in concert with a significant level of actual volatility in the equity markets. Those high volatility levels moderated somewhat in the second quarter of 2009 in light of the strong market advance, which resulted in reduced option premium levels.
The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.

Eaton Vance Enhanced Equity Income Fund II   as of June 30, 2009
F U N D   P E R F O R M A N C E

Fund Performance

NYSE Symbol	EOS

Average Annual Total Returns (at market price, New York Stock Exchange)

Six Months†	24.94%
One Year	-16.91
Life of Fund (1/31/05)	0.27

Average Annual Total Returns (at net asset value)

Six Months†	6.13%
One Year	-20.92
Life of Fund (1/31/05)	-0.62

†	Six-month returns are cumulative.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or market price (as applicable) with all distributions reinvested. The Fund’s performance at market price will differ from its results at NAV. Although market price performance generally reflects investment results over time, during shorter periods, returns at market price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. The Fund has no current intention to utilize leverage, but may do so in the future through borrowings and/or other permitted methods. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.
Fund Composition

Top 10 Holdings1

By total investments

Microsoft Corp.	3.6%
Apple, Inc.	3.3
International Business Machines Corp.	3.3
Hewlett-Packard Co.	3.1
Wal-Mart Stores, Inc.	2.8
QUALCOMM, Inc.	2.6
PepsiCo, Inc.	2.3
Goldcorp, Inc.	2.1
Google, Inc., Class A	2.0
Philip Morris International, Inc.	2.0

[1]	Top 10 Holdings represented 27.1% of the Fund’s total investments as of 6/30/09. The Top 10 Holdings are presented without the offsetting effect of the Fund’s written option positions at 6/30/09. Excludes cash equivalents.
Common Stock Sector Weightings2

By total investments

[2]	Reflects the Fund’s total investments as of 6/30/09. Common Stock Sector Weightings are presented without the offsetting effect of the Fund’s written option positions at 6/30/09. Excludes cash equivalents.

Eaton Vance Enhanced Equity Income Fund II as of June 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited)

Common Stocks(1) — 102.9%

Security	Shares	Value

Aerospace & Defense — 3.0%

Alliant Techsystems, Inc.(2)	43,163	$3,554,905
General Dynamics Corp.	142,405	7,887,813
Lockheed Martin Corp.	71,800	5,790,670

		$17,233,388

Air Freight & Logistics — 0.5%

FedEx Corp.	55,167	$3,068,389

		$3,068,389

Beverages — 2.4%

PepsiCo, Inc.	242,245	$13,313,785

		$13,313,785

Biotechnology — 2.8%

Amgen, Inc.(2)	169,415	$8,968,830
Biogen Idec, Inc.(2)	56,645	2,557,522
Celgene Corp.(2)	31,199	1,492,560
Genzyme Corp.(2)	23,391	1,302,177
Gilead Sciences, Inc.(2)	30,355	1,421,828

		$15,742,917

Capital Markets — 0.9%

Goldman Sachs Group, Inc.	35,146	$5,181,926

		$5,181,926

Chemicals — 0.7%

Air Products and Chemicals, Inc.	24,411	$1,576,706
Monsanto Co.	32,878	2,444,151

		$4,020,857

Commercial Banks — 2.0%

PNC Financial Services Group, Inc.	58,340	$2,264,175
Sterling Bancshares, Inc.	470,745	2,979,816
U.S. Bancorp	124,973	2,239,516
Wells Fargo & Co.	148,318	3,598,195

		$11,081,702

Commercial Services & Supplies — 0.8%

Waste Management, Inc.	159,167	$4,482,143

		$4,482,143

Communications Equipment — 5.3%

Brocade Communications Systems, Inc.(2)	778,818	$6,090,357
Cisco Systems, Inc.(2)	480,454	8,955,662
QUALCOMM, Inc.	332,460	15,027,192

		$30,073,211

Computers & Peripherals — 10.0%

Apple, Inc.(2)	135,727	$19,331,597
Hewlett-Packard Co.	468,240	18,097,476
International Business Machines Corp.	183,276	19,137,680

		$56,566,753

Construction & Engineering — 0.5%

Fluor Corp.	53,374	$2,737,552

		$2,737,552

Consumer Finance — 0.5%

Discover Financial Services	296,907	$3,049,235

		$3,049,235

Diversified Telecommunication Services — 0.3%

AT&T, Inc.	71,947	$1,787,163

		$1,787,163

Electric Utilities — 0.4%

American Electric Power Co., Inc.	81,614	$2,357,828

		$2,357,828

Electrical Equipment — 1.0%

Emerson Electric Co.	172,096	$5,575,910

		$5,575,910

Electronic Equipment, Instruments & Components — 0.9%

Agilent Technologies, Inc.(2)	239,495	$4,864,143

		$4,864,143

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund II as of June 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Security	Shares	Value

Energy Equipment & Services — 1.4%

Diamond Offshore Drilling, Inc.	44,213	$3,671,890
Schlumberger, Ltd.	82,554	4,466,997

		$8,138,887

Food & Staples Retailing — 4.7%

CVS Caremark Corp.	184,998	$5,895,886
Kroger Co. (The)	198,312	4,372,780
Wal-Mart Stores, Inc.	334,371	16,196,931

		$26,465,597

Food Products — 2.1%

Nestle SA	134,351	$5,072,884
Nestle SA ADR	188,169	7,078,918

		$12,151,802

Health Care Equipment & Supplies — 3.5%

Baxter International, Inc.	85,459	$4,525,909
Boston Scientific Corp.(2)	288,474	2,925,126
Covidien, Ltd.	58,504	2,190,390
HeartWare International, Inc.(2)	5,242,244	3,709,117
Thoratec Corp.(2)	249,073	6,670,175

		$20,020,717

Health Care Providers & Services — 2.5%

Aetna, Inc.	187,438	$4,695,322
Fresenius Medical Care AG & Co. KGaA ADR	51,174	2,302,830
UnitedHealth Group, Inc.	176,161	4,400,502
VCA Antech, Inc.(2)	97,429	2,601,354

		$14,000,008

Hotels, Restaurants & Leisure — 1.2%

McDonald’s Corp.	117,744	$6,769,103

		$6,769,103

Household Products — 3.7%

Colgate-Palmolive Co.	135,420	$9,579,611
Procter & Gamble Co.	227,808	11,640,989

		$21,220,600

Industrial Conglomerates — 0.9%

General Electric Co.	417,869	$4,897,425

		$4,897,425

Insurance — 0.5%

Prudential Financial, Inc.	74,796	$2,783,907

		$2,783,907

Internet & Catalog Retail — 1.2%

Amazon.com, Inc.(2)	78,071	$6,531,420

		$6,531,420

Internet Software & Services — 3.3%

Akamai Technologies, Inc.(2)	135,518	$2,599,235
Google, Inc., Class A(2)	28,194	11,886,309
VeriSign, Inc.(2)	230,592	4,261,340

		$18,746,884

IT Services — 2.5%

Accenture, Ltd., Class A	127,383	$4,262,235
MasterCard, Inc., Class A	28,448	4,759,635
Paychex, Inc.	87,658	2,208,982
Western Union Co.	172,215	2,824,326

		$14,055,178

Life Sciences Tools & Services — 0.2%

Thermo Fisher Scientific, Inc.(2)	34,800	$1,418,796

		$1,418,796

Machinery — 3.1%

Danaher Corp.	125,585	$7,753,618
Deere & Co.	83,856	3,350,047
Illinois Tool Works, Inc.	166,531	6,218,268

		$17,321,933

Media — 2.9%

Comcast Corp., Class A	422,833	$6,126,850
DIRECTV Group, Inc. (The)(2)	97,448	2,407,940
Time Warner, Inc.	172,323	4,340,817
Time Warner Cable, Inc.	43,254	1,369,854
Vivendi SA	86,101	2,066,748

		$16,312,209

Metals & Mining — 4.2%

BHP Billiton, Ltd. ADR	106,335	$5,819,714
Freeport-McMoRan Copper & Gold, Inc.	61,433	3,078,408

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund II as of June 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Security	Shares	Value

Metals & Mining — 4.2% (continued)

Goldcorp, Inc.	353,730	$12,292,117
United States Steel Corp.	72,094	2,576,640

		$23,766,879

Multi-Utilities — 0.5%

Public Service Enterprise Group, Inc.	90,829	$2,963,750

		$2,963,750

Multiline Retail — 0.6%

Target Corp.	81,684	$3,224,067

		$3,224,067

Oil, Gas & Consumable Fuels — 3.5%

Anadarko Petroleum Corp.	69,000	$3,131,910
Chevron Corp.	45,000	2,981,250
Exxon Mobil Corp.	87,000	6,082,170
Hess Corp.	43,844	2,356,615
Occidental Petroleum Corp.	46,920	3,087,805
XTO Energy, Inc.	61,958	2,363,078

		$20,002,828

Personal Products — 0.8%

Avon Products, Inc.	169,515	$4,370,097

		$4,370,097

Pharmaceuticals — 7.5%

Abbott Laboratories	153,755	$7,232,635
Bristol-Myers Squibb Co.	241,140	4,897,553
Johnson & Johnson	155,676	8,842,397
Merck & Co., Inc.	101,334	2,833,299
Pfizer, Inc.	391,309	5,869,635
Shire PLC ADR	90,851	3,768,499
Teva Pharmaceutical Industries, Ltd. ADR	81,359	4,014,253
Wyeth	109,707	4,979,601

		$42,437,872

Professional Services — 0.5%

Equifax, Inc.	105,630	$2,756,943

		$2,756,943

Real Estate Investment Trusts (REITs) — 0.5%

AvalonBay Communities, Inc.	25,207	$1,410,080
Boston Properties, Inc.	32,025	1,527,592

		$2,937,672

Road & Rail — 0.9%

CSX Corp.	97,486	$3,375,940
Kansas City Southern(2)	120,396	1,939,580

		$5,315,520

Semiconductors & Semiconductor Equipment — 5.0%

ASML Holding NV	284,739	$6,164,599
Atheros Communications, Inc.(2)	207,536	3,992,993
Broadcom Corp., Class A(2)	170,618	4,229,620
NVIDIA Corp.(2)	429,159	4,845,205
ON Semiconductor Corp.(2)	658,497	4,517,290
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	487,001	4,582,679

		$28,332,386

Software — 5.8%

McAfee, Inc.(2)	95,250	$4,018,597
Microsoft Corp.	877,835	20,866,138
Oracle Corp.	366,140	7,842,719

		$32,727,454

Specialty Retail — 4.8%

Abercrombie & Fitch Co., Class A	63,933	$1,623,259
Advance Auto Parts, Inc.	52,492	2,177,893
Best Buy Co., Inc.	128,395	4,299,949
Gap, Inc. (The)	103,897	1,703,911
Home Depot, Inc.	299,479	7,076,689
Staples, Inc.	377,590	7,615,990
TJX Companies., Inc. (The)	87,172	2,742,431

		$27,240,122

Textiles, Apparel & Luxury Goods — 0.5%

Nike, Inc., Class B	59,931	$3,103,227

		$3,103,227

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund II as of June 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Security	Shares	Value

Tobacco — 2.1%

Philip Morris International, Inc.	268,691	$11,720,301

		$11,720,301

Total Common Stocks
(identified cost $635,163,761)		$582,870,486

Short-Term Investments — 0.5%

	Interest
Description	(000’s Omitted)	Value

Cash Management Portfolio, 0.00%(3)	$2,920	$2,920,386

Total Short-Term Investments
(identified cost $2,920,386)		$2,920,386

Total Investments
(identified cost $638,084,147)		$585,790,872

Covered Call Options Written — (3.4)%

	Number of	Strike	Expiration
Security	Contracts	Price	Date	Value

Abbott Laboratories	665	$47.50	8/22/09	$(83,125)
Abercrombie & Fitch Co., Class A	395	32.50	8/22/09	(9,875)
Accenture, Ltd., Class A	760	30.00	8/22/09	(281,200)
Advance Auto Parts, Inc.	260	45.00	9/19/09	(35,100)
Aetna, Inc.	345	25.00	7/18/09	(34,500)
Air Products and Chemicals, Inc.	185	70.00	9/19/09	(39,775)
Alliant Techsystems, Inc.	185	70.00	8/22/09	(247,900)
Amazon.com, Inc.	310	75.00	7/18/09	(272,800)
American Electric Power Co., Inc.	210	27.50	8/22/09	(37,800)
Amgen, Inc.	535	47.50	7/18/09	(299,600)
Anadarko Petroleum Corp.	415	45.00	8/22/09	(128,650)
Apple, Inc.	505	120.00	7/18/09	(1,146,350)
ASML Holding NV	2,145	20.00	7/18/09	(401,115)
AT&T, Inc.	385	25.00	7/18/09	(8,855)
Atheros Communications, Inc.	1,530	20.00	9/19/09	(187,425)
AvalonBay Communities, Inc.	145	60.00	7/18/09	(8,338)
Avon Products, Inc.	445	26.00	8/22/09	(75,650)
Baxter International, Inc.	280	52.50	8/22/09	(68,600)
Best Buy Co., Inc.	685	35.00	9/19/09	(137,000)
BHP Billiton, Ltd. ADR	700	50.00	8/22/09	(462,000)
Biogen Idec, Inc.	435	55.00	7/18/09	(2,175)
Boston Properties, Inc.	175	50.00	7/18/09	(16,625)
Boston Scientific Corp.	1,865	10.00	8/22/09	(158,525)
Bristol-Myers Squibb Co.	1,195	21.00	9/19/09	(76,480)
Broadcom Corp., Class A	990	21.00	8/22/09	(451,440)
Brocade Communications Systems, Inc.	4,241	5.00	7/18/09	(1,145,070)
Celgene Corp.	180	50.00	7/18/09	(10,800)
Chevron Corp.	255	70.00	9/19/09	(47,175)
Cisco Systems, Inc.	2,080	16.00	7/18/09	(536,640)
Colgate-Palmolive Co.	885	65.00	8/22/09	(522,150)
Comcast Corp., Class A	1,850	15.00	7/18/09	(37,000)
Covidien, Ltd.	360	35.00	7/18/09	(96,300)
CSX Corp.	390	32.00	8/22/09	(148,200)
CVS Caremark Corp.	1,015	32.50	8/22/09	(110,635)
Danaher Corp.	905	65.00	9/19/09	(171,950)
Deere & Co.	400	47.00	7/18/09	(2,000)
Diamond Offshore Drilling, Inc.	275	90.00	9/19/09	(118,250)
DIRECTV Group, Inc. (The)	495	25.00	9/19/09	(54,450)
Discover Financial Services	1,049	7.50	7/18/09	(293,720)
Emerson Electric Co.	1,020	34.00	9/19/09	(132,600)
Equifax, Inc.	295	30.00	7/18/09	(1,475)
Exxon Mobil Corp.	460	70.00	7/18/09	(65,780)
FedEx Corp.	205	60.00	10/17/09	(63,550)
Fluor Corp.	330	40.00	7/18/09	(356,400)
Freeport-McMoRan Copper & Gold, Inc.	370	55.00	8/22/09	(97,310)
Gap, Inc. (The)	410	17.50	9/19/09	(34,850)
General Dynamics Corp.	605	55.00	8/22/09	(181,500)
General Electric Co.	2,040	13.00	9/19/09	(85,680)
Genzyme Corp.	175	60.00	7/18/09	(3,500)
Gilead Sciences, Inc.	140	45.00	8/22/09	(50,400)
Goldman Sachs Group, Inc.	125	120.00	7/18/09	(346,625)
Google, Inc., Class A	165	420.00	9/19/09	(409,200)
Hess Corp.	300	60.00	8/22/09	(48,000)
Hewlett-Packard Co.	2,050	35.00	8/22/09	(856,900)
Home Depot, Inc.	1,710	25.00	8/22/09	(109,440)
Illinois Tool Works, Inc.	1,070	40.00	9/19/09	(144,450)
International Business Machines Corp.	795	100.00	7/18/09	(413,400)
Johnson & Johnson	820	55.00	7/18/09	(172,200)
Kansas City Southern	495	17.50	7/18/09	(7,425)
Kroger Co. (The)	900	22.50	10/17/09	(108,000)
Lockheed Martin Corp.	545	85.00	9/19/09	(130,800)
MasterCard, Inc., Class A	110	165.00	7/18/09	(64,900)
McAfee, Inc.	435	40.00	9/19/09	(178,350)
McDonald’s Corp.	750	60.00	9/19/09	(90,000)
Merck & Co., Inc.	635	27.50	7/18/09	(57,150)
Microsoft Corp.	3,997	17.00	7/18/09	(2,717,960)
Monsanto Co.	170	85.00	7/18/09	(1,700)
Nike, Inc., Class B	335	50.00	7/18/09	(80,400)
NVIDIA Corp.	3,095	12.50	9/19/09	(201,175)
Occidental Petroleum Corp.	380	65.00	8/22/09	(167,200)
ON Semiconductor Corp.	6,511	7.50	10/17/09	(227,885)
Oracle Corp.	2,000	21.00	9/19/09	(290,000)
Paychex, Inc.	445	27.50	9/19/09	(17,800)
PepsiCo, Inc.	342	50.00	7/18/09	(169,974)

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund II as of June 30, 2009

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

	Number of	Strike	Expiration
Security	Contracts	Price	Date	Value

Pfizer, Inc.	980	$15.00	9/19/09	$(79,380)
Philip Morris International, Inc.	1,315	43.00	9/19/09	(269,575)
PNC Financial Services Group, Inc.	155	41.00	8/22/09	(34,875)
Procter & Gamble Co.	195	50.00	7/18/09	(31,200)
Prudential Financial, Inc.	245	41.00	9/19/09	(64,312)
Public Service Enterprise Group, Inc.	490	35.00	9/19/09	(34,300)
QUALCOMM, Inc.	1,810	41.00	7/18/09	(778,300)
Schlumberger, Ltd.	340	60.00	8/22/09	(52,700)
Shire PLC ADR	340	37.50	7/18/09	(141,100)
Staples, Inc.	2,385	21.00	9/19/09	(262,350)
Sterling Bancshares, Inc.	2,905	7.50	9/19/09	(116,200)
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	2,955	10.00	7/18/09	(29,550)
Target Corp.	455	36.00	7/18/09	(163,800)
Teva Pharmaceutical Industries, Ltd. ADR	460	50.00	9/19/09	(66,700)
Time Warner, Inc.	3,040	9.00	7/18/09	(600,400)
TJX Companies., Inc. (The)	470	30.00	7/18/09	(89,300)
U.S. Bancorp	435	19.00	9/19/09	(47,850)
United States Steel Corp.	255	40.00	10/17/09	(91,800)
UnitedHealth Group, Inc.	950	25.00	9/19/09	(218,500)
VeriSign, Inc.	1,055	20.00	9/19/09	(110,775)
Wal-Mart Stores, Inc.	1,220	50.00	9/19/09	(150,060)
Waste Management, Inc.	425	25.00	7/18/09	(136,000)
Wells Fargo & Co.	595	27.00	7/18/09	(13,090)
Western Union Co.	880	20.00	8/22/09	(8,800)
Wyeth	360	42.50	7/18/09	(108,000)
XTO Energy, Inc.	380	42.00	8/22/09	(38,000)

Total Covered Call Options Written (premiums received $16,346,831)				$(19,786,139)

Other Assets, Less Liabilities — 0.0%				$257,187

Net Assets — 100.0%				$566,261,920

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR - American Depository Receipt

(1)	A portion of each applicable common stock for which a written call option is outstanding at June 30, 2009 has been segregated as collateral for such written options.

(2)	Non-income producing security.

(3)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of June 30, 2009.

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund II as of June 30, 2009

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of June 30, 2009

Assets

Unaffiliated investments, at value (identified cost, $635,163,761)	$582,870,486
Affiliated investment, at value (identified cost, $2,920,386)	2,920,386
Dividends receivable	671,605
Interest receivable from affiliated investment	113
Receivable for investments sold	64,260
Tax reclaims receivable	102,321

Total assets	$586,629,171

Liabilities

Payable for investments purchased	$7,286
Written options outstanding, at value (premiums received, $16,346,831)	19,786,139
Payable to affiliates:
Investment adviser fee	463,852
Trustees’ fees	6,550
Accrued expenses	103,424

Total liabilities	$20,367,251

Net Assets	$566,261,920

Sources of Net Assets

Common shares, $0.01 par value, unlimited number of shares authorized, 47,921,661 shares issued and outstanding	$479,217
Additional paid-in capital	822,391,536
Accumulated net realized loss	(162,149,862)
Accumulated distributions in excess of net investment income	(38,728,547)
Net unrealized depreciation	(55,730,424)

Net Assets	$566,261,920

Net Asset Value

($566,261,920 ÷ 47,921,661 common shares issued and outstanding)	$11.82

Statement of Operations

For the Six Months Ended
June 30, 2009

Investment Income

Dividends (net of foreign taxes, $168,449)	$5,571,521
Interest income allocated from affiliated investment	80,542
Expenses allocated from affiliated investment	(58,907)

Total investment income	$5,593,156

Expenses

Investment adviser fee	$2,644,577
Trustees’ fees and expenses	13,713
Custodian fee	126,888
Transfer and dividend disbursing agent fees	12,788
Legal and accounting services	33,189
Printing and postage	133,643
Miscellaneous	40,386

Total expenses	$3,005,184

Net investment income	$2,587,972

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$(67,473,924)
Written options	13,478,441
Foreign currency transactions	7,908

Net realized loss	$(53,987,575)

Change in unrealized appreciation (depreciation) —
Investments	$89,874,018
Written options	(9,822,712)
Foreign currency	1,751

Net change in unrealized appreciation (depreciation)	$80,053,057

Net realized and unrealized gain	$26,065,482

Net increase in net assets from operations	$28,653,454

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund II as of June 30, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

	Six Months Ended
Increase (Decrease)	June 30, 2009	Year Ended
in Net Assets	(Unaudited)	December 31, 2008

From operations —
Net investment income	$2,587,972	$3,177,106
Net realized loss from investment transactions, written options and foreign currency transactions	(53,987,575)	(106,070,050)
Net change in unrealized appreciation (depreciation) from investments, written options and foreign currency	80,053,057	(169,407,104)

Net increase (decrease) in net assets from operations	$28,653,454	$(272,300,048)

Distributions
From net investment income	$(41,367,361)*	$(1,455,036)
Tax return of capital	—	(81,199,842)

Total distributions	$(41,367,361)	$(82,654,878)

Capital share transactions —
Reinvestment of distributions	$901,171	$1,249,408

Net increase in net assets from capital share transactions	$901,171	$1,249,408

Net decrease in net assets	$(11,812,736)	$(353,705,518)

Net Assets

At beginning of period	$578,074,656	$931,780,174

At end of period	$566,261,920	$578,074,656

Accumulated undistributed (distributions in excess of) net investment income included in net assets

At end of period	$(38,728,547)	$50,842

*	A portion of the distributions may be deemed a tax return of capital at year-end. See Note 2.

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund II as of June 30, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Six Months Ended		Year Ended December 31,
	June 30, 2009							Period Ended
	(Unaudited)		2008	2007		2006		December 31, 2005(1)

Net asset value — Beginning of period	$12.080		$19.500	$19.470		$19.310		$19.100	(2)

Income (Loss) From Operations

Net investment income (loss)(3)	$0.054		$0.066	$0.012		$0.200		$(0.015)
Net realized and unrealized gain (loss)	0.550		(5.758)	1.746		1.688		1.679

Total income (loss) from operations	$0.604		$(5.692)	$1.758		$1.888		$1.664

Less Distributions

From net investment income	$(0.864	)*	$(0.030)	$(0.001)		$(0.347)		$—
From net realized gain	—		—	(1.594)		(1.303)		(1.440)
Tax return of capital	—		(1.698)	(0.133)		(0.078)		—

Total distributions	$(0.864)		$(1.728)	$(1.728)		$(1.728)		$(1.440)

Offering costs charged to paid-in capital(3)	$—		$—	$—		$—		$(0.014)

Net asset value — End of period	$11.820		$12.080	$19.500		$19.470		$19.310

Market value — End of period	$12.290		$10.670	$17.750		$20.660		$17.860

Total Investment Return on Net Asset Value(5)	6.13	%(10)	(30.44)%	9.52	%(4)	10.34%		9.08	%(6)(10)

Total Investment Return on Market Value(5)	24.94	%(10)	(32.50)%	(6.05	)%(4)	26.58%		0.89	%(6)(10)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$566,262		$578,075	$931,780		$927,260		$915,453
Ratios (as a percentage of average daily net assets):
Expenses before custodian fee reduction(7)	1.13	%(9)	1.10%	1.09%		1.06	%(8)	1.07	%(8)(9)
Net investment income (loss)	0.96	%(9)	0.41%	0.06%		1.04%		(0.09	)%(9)
Portfolio Turnover	42	%(10)	141%	149%		129%		112	%(10)

(1)	For the period from the start of business, January 31, 2005, to December 31, 2005.

(2)	Net asset value at beginning of period reflects the deduction of the sales load of $0.90 per share paid by the shareholder from the $20.00 offering price.

(3)	Computed using average shares outstanding.

(4)	During the year ended December 31, 2007, the sub-adviser reimbursed the Fund for a realized loss on the disposal of an investment security which did not meet investment guidelines. The loss had no effect on total return.

(5)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.

(6)	Total investment return on net asset value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported with all distributions reinvested. Total investment return on market value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported with all distributions reinvested.

(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(8)	The investment adviser waived a portion of its investment adviser fee (less than 0.01% and 0.01% of average daily net assets for the years ended December 31, 2006 and the period ended December 31, 2005, respectively).

(9)	Annualized.

(10)	Not annualized.

*	A portion of the distributions may be deemed a tax return of capital at year-end. See Note 2.

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund II as of June 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1   Significant Accounting Policies

Eaton Vance Enhanced Equity Income Fund II (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund’s primary investment objective is to provide current income, with a secondary objective of capital appreciation. The Fund pursues its investment objectives by investing primarily in a portfolio of mid- and large-capitalization common stocks, seeking to invest primarily in companies with above-average growth and financial strength. Under normal market conditions, the Fund seeks to generate current earnings in part by employing an options strategy of writing covered call options with respect to a substantial portion of its portfolio securities.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on any exchange on which the option is listed or, in the absence of sales on such date, at the mean between the closing bid and asked prices therefore as reported by the Options Price Reporting Authority. Over-the-counter options are valued based on broker quotations, when available and deemed reliable. Short-term debt securities with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Fund may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM). Cash Management generally values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act, pursuant to which Cash Management must comply with certain conditions. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Management may value its investment securities based on available market quotations provided by a third party pricing service.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

Eaton Vance Enhanced Equity Income Fund II as of June 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At December 31, 2008, the Fund, for federal income tax purposes, had a capital loss carryforward of $22,378,226 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on December 31, 2016.

Additionally, at December 31, 2008, the Fund had a net capital loss of $83,901,259 attributable to security transactions incurred after October 31, 2008. This net capital loss is treated as arising on the first day of the Fund’s taxable year ending December 31, 2009.

As of June 30, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended December 31, 2008 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates.

Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I  Written Options — Upon the writing of a call or a put option, the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Fund’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Fund may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Eaton Vance Enhanced Equity Income Fund II as of June 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

J  Interim Financial Statements — The interim financial statements relating to June 30, 2009 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2   Distributions to Shareholders

Subject to its Managed Distribution Plan, the Fund intends to make monthly distributions from its cash available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, net option premiums and net realized and unrealized gains on stock investments. The Fund intends to distribute all or substantially all of its net realized capital gains, if any. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a substantial return of capital component. For the six months ended June 30, 2009, the amount of distributions estimated to be a tax return of capital was approximately $39,195,000. The final determination of tax characteristics of the Fund’s distributions will occur at the end of the year, at which time it will be reported to the shareholders.

3   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 1.00% of the Fund’s average daily gross assets and is payable monthly. Gross assets as referred to herein represent net assets plus obligations attributable to investment leverage, if any. The portion of the adviser fee payable by Cash Management on the Fund’s investment of cash therein is credited against the Fund’s adviser fee. For the six months ended June 30, 2009, the Fund’s investment adviser fee totaled $2,700,862 of which $56,285 was allocated from Cash Management and $2,644,577 was paid or accrued directly by the Fund. Pursuant to a sub-advisory agreement, EVM has delegated the investment management of the Fund’s options strategy to Rampart Investment Management Company, Inc. (Rampart). EVM pays Rampart a portion of its advisory fee for sub-advisory services provided to the Fund. EVM also serves as administrator of the Fund, but receives no compensation.

Except for Trustees of the Fund who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended June 30, 2009, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $237,586,916 and $229,637,143, respectively, for the six months ended June 30, 2009.

5   Common Shares of Beneficial Interest

Common shares issued pursuant to the Fund’s dividend reinvestment plan for the six months ended June 30, 2009 and the year ended December 31, 2008 were 77,483 and 70,157, respectively.

6   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at June 30, 2009, as determined on a federal income tax basis, were as follows:

Aggregate cost	$639,916,107

Gross unrealized appreciation	$23,880,022
Gross unrealized depreciation	(78,005,257)

Net unrealized depreciation	$(54,125,235)

7   Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of written call options at June 30, 2009 is included in the Portfolio of Investments.

Eaton Vance Enhanced Equity Income Fund II as of June 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

Written call options activity for the six months ended June 30, 2009 was as follows:

	Number of	Premiums
	Contracts	Received

Outstanding, beginning of period	51,860	$16,573,309
Options written	195,039	37,096,617
Options terminated in closing purchase transactions	(157,449)	(37,323,095)

Outstanding, end of period	89,450	$16,346,831

At June 30, 2009, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

The Fund adopted Financial Accounting Standards Board (FASB) Statement of Financial Accounting Standards No. 161 (FAS 161), “Disclosures about Derivative Instruments and Hedging Activities”, effective January 1, 2009. FAS 161 requires enhanced disclosures about an entity’s derivative and hedging activities, including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk related contingent features in derivative instruments. The disclosure below includes additional information as a result of implementing FAS 161.

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund generally intends to write covered call options on individual stocks above the current value of the stock to generate premium income. In writing call options on individual stocks, the Fund in effect, sells potential appreciation in the value of the applicable stock above the exercise price in exchange for the option premium received. The Fund retains the risk of loss, minus the premium received, should the price of the underlying stock decline.

The fair value of derivative instruments (not accounted for as hedging instruments under FASB Statement of Financial Accounting Standards No. 133 (FAS 133)) and whose primary underlying risk exposure is equity price risk at June 30, 2009 was as follows:

	Fair Value
Derivative	Asset Derivatives	Liability Derivatives(1)

Written options	$—	$(19,786,139)

(1)	Statement of Assets and Liabilities location: Written options outstanding, at value.

The effect of derivative instruments (not accounted for as hedging instruments under FAS 133) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the six months ended June 30, 2009 was as follows:

Change in
Unrealized
	Realized	Appreciation
	Gain (Loss)	(Depreciation)
	on Derivatives	on Derivatives
	Recognized in	Recognized
Derivative	Income(1)	in Income(2)

Written options	$13,478,441	$(9,822,712)

(1)	Statement of Operations location: Net realized gain (loss) – written options.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – written options.

8   Fair Value Measurements

FASB Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Eaton Vance Enhanced Equity Income Fund II as of June 30, 2009

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

At June 30, 2009, the inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

	Quoted
	Prices in
	Active	Significant
	Markets for	Other		Significant
	Identical	Observable		Unobservable
	Assets	Inputs		Inputs

Asset Description	(Level 1)	(Level 2)		(Level 3)	Total

Common Stocks
Food Products	$7,078,918	$5,072,884		$—	$12,151,802
Health Care Equipment & Supplies	16,311,600	3,709,117		—	20,020,717
Media	14,245,461	2,066,748		—	16,312,209
Others	534,385,758	—		—	534,385,758

Total Common Stocks	$572,021,737	$10,848,749	*	$—	$582,870,486
Short-Term Investments	2,920,386	—		—	2,920,386

Total Investments	$574,942,123	$10,848,749		$—	$585,790,872

Liability Description

Covered Call Options Written	$(19,786,139)	$—		$—	$(19,786,139)

Total	$(19,786,139)	$—		$—	$(19,786,139)

*	Includes foreign equity securities whose values were adjusted to reflect market trading that occurred after the close of trading in their applicable foreign markets.

The level classification by major category of investments (other than categories presented above) is the same as the category presentation in the Portfolio of Investments.

The Fund held no investments or other financial instruments as of December 31, 2008 whose fair value was determined using Level 3 inputs.

9   Review for Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the six months ended June 30, 2009, events and transactions subsequent to June 30, 2009 through August 17, 2009, the date the financial statements were issued, have been evaluated by the Fund’s management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

Eaton Vance Enhanced Equity Income Fund II

ANNUAL MEETING OF SHAREHOLDERS (Unaudited)

The Fund held its Annual Meeting of Shareholders on April 24, 2009. The following action was taken by the shareholders:

Item 1: The election of William H. Park, Ronald A. Pearlman and Helen Frame Peters as Class II Trustees and Heidi L. Steiger elected as a Class III Trustee of the Fund, each Trustee to hold office for a three year term, except for Heidi L. Steiger to hold office for a one year term to coincide with the term of office of her class, and until his or her successor is elected and qualified.

Nominee for Trustee	Number of Shares
Elected by All Shareholders	For	Withheld

William H. Park	41,694,616	1,566,491
Ronald A. Pearlman	41,639,644	1,621,463
Helen Frame Peters	41,595,030	1,666,077
Heidi L. Steiger	41,627,274	1,633,833

Eaton Vance Enhanced Equity Income Fund II

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 27, 2009, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2009. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

Eaton Vance Enhanced Equity Income Fund II

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF INVESTMENT ADVISORY AGREEMENTS CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2009, the Board met eighteen times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, five, six, six and six times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement between Eaton Vance Enhanced Equity Income Fund II (the “Fund”), and Eaton Vance Management (the “Adviser”) and the sub-advisory agreement with Rampart Investment Management Company, Inc. (the “Sub-adviser”), including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to each agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the advisory and sub-advisory agreements for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory and sub-advisory agreements of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser and the Sub-adviser.

The Board considered the Adviser’s and the Sub-adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund, including recent changes to such personnel. In particular, the Board evaluated, where relevant, the abilities and experience of such investment personnel in analyzing factors such as credit risk, tax efficiency, and special considerations relevant to investing in particular foreign markets or industries. The Board considered the Adviser’s in-house research capabilities as well as other resources available to personnel of the Adviser. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management. With respect to the Sub-adviser, the Board considered the Sub-adviser’s business reputation and its options strategy and its past experience in implementing this strategy.

The Board also reviewed the compliance programs of the Adviser and Sub-adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds.

The Board considered the Adviser’s recommendations for Board action and other steps taken in response to the unprecedented dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following

Eaton Vance Enhanced Equity Income Fund II

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF INVESTMENT ADVISORY AGREEMENTS CONT’D

matters as they relate to the Fund and/or other funds within the Eaton Vance family of funds: (i) negotiating and maintaining the availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; and (iii) the ongoing monitoring of investment management processes and risk controls.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and Sub-adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement and sub-advisory agreement, respectively.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one- and three-year periods ended September 30, 2008 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Fund (referred to as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2008, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized with and without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund, including the benefits of research services that may be available to the Adviser or the Sub-adviser as a result of securities transactions effected for the Fund and other investment advisory clients. The Board also concluded that, in light of its role as a sub-adviser not affiliated with the Adviser, the Sub-adviser’s profitability in managing the Fund was not a material factor.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board also considered the fact that the Fund is not continuously offered and concluded that, in light of the level of the Adviser’s profits with respect to the Fund, the implementation of breakpoints in the advisory fee schedule is not appropriate at this time. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund.

Eaton Vance Enhanced Equity Income Fund II

OFFICERS AND TRUSTEES

Officers
Duncan W. Richardson
President

Michael A. Allison
Vice President

Thomas E. Faust Jr.
Vice President and Trustee

Walter A. Row, III
Vice President

Barbara E. Campbell
Treasurer

Maureen A. Gemma
Secretary and Chief Legal Officer

Paul M. O’Neil
Chief Compliance Officer
Trustees Ralph F. Verni Chairman Benjamin C. Esty Allen R. Freedman William H. Park Ronald A. Pearlman Helen Frame Peters Heidi L. Steiger Lynn A. Stout

This Page Intentionally Left Blank

This Page Intentionally Left Blank

This Page Intentionally Left Blank

IMPORTANT NOTICE ABOUT PRIVACY

The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributions, Inc.

In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Investment Adviser and Administrator of
Eaton Vance Enhanced Equity Income Fund II
Eaton Vance Management
Two International Place
Boston, MA 02110

Sub-Adviser of Eaton Vance Enhanced Equity Income Fund II
Rampart Investment Management Company, Inc.
One International Place
Boston, MA 02110

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
American Stock Transfer & Trust Company
59 Maiden Lane
Plaza Level
New York, NY 10038

Eaton Vance Enhanced Equity Income Fund II
Two International Place
Boston, MA 02110

2426-8/09	CE-EEIF2SRC

Item 2. Code of Ethics
The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling
1-800-262-1122.
Item 3. Audit Committee Financial Expert
The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms).
Item 4. Principal Accountant Fees and Services
Not required in this filing
Item 5. Audit Committee of Listed registrants
Not required in this filing.
Item 6. Schedule of Investments
Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.
The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer then back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.
In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personal of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.
Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Not required in this filing.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
No such purchases this period.
Item 10. Submission of Matters to a Vote of Security Holders.
No Material Changes.
Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.
(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

(c)	Registrant’s notices to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder regarding distributions paid pursuant to the Registrant’s Managed Distribution Plan.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Enhanced Equity Income Fund II
By:	/s/ Duncan W. Richardson
Duncan W. Richardson
President

Date: August 10, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date: August 10, 2009

By:	/s/ Duncan W. Richardson
Duncan W. Richardson
President

Date: August 10, 2009